EXHIBIT 99.2

Consent of Independent Valuation Expert

American Healthcare REIT, Inc.

We hereby consent to the reference to our name and description of our role in the valuation process of certain real estate assets of American Healthcare REIT, Inc. (the “Company”) included in the Current Report on Form 8-K filed on March 25, 2022 and incorporated by reference in the Company’s Registration Statement on Form S-3 (Registration No. 333-229301). In giving this consent, we do not admit that we are within the category of persons whose consent is required by Section 7 of the Securities Act of 1933, as amended.

Robert A. Stanger & Co., Inc.
Shrewsbury, New Jersey
March 25, 2022